UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	March 11, 2008

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

000-32891	22-3665653
(Commission File Number)	(IRS Employer Identification No.)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

(609)655-4500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 4.02         Non-Reliance on Previously Issued Financial Statements.

On March 11, 2008, the Company’s principal executive officer, principal financial officer, the Chairman of the Audit Committee of the Board of Directors of the Company (the “Board”) and the Chairman of the Board concluded that (i) the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “2006 Form 10-K”), and the interim financial statements included in the Company’s Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2007 and March 31, 2006, the three- and six-month periods ended June 30, 2007 and June 30, 2006, and the three- and nine-month periods ended September 30, 2007 and September 30, 2006 (collectively, the “Previously Issued Financial Statements”) previously filed with the Securities and Exchange Commission (the “SEC”) should no longer be relied upon and (ii) the Previously Issued Financial Statements should be restated because of errors in such financial statements.

The Company identified an error in the accounting for current and deferred tax liabilities that affected prior periods.  The Company evaluated that error and determined that it had a material impact on the Previously Issued Financial Statements, both individually and in the aggregate with other uncorrected misstatements.  The overall impact of the adjustments set forth below and other immaterial errors on the net income of the Company for the year ended December 31, 2006 was a reduction of net income by approximately $605,900.  The net income for the year ended December 31, 2006 as reported in the 2006 Form 10-K was $5,332,844, and as restated, is approximately $4,727,000.

The impact of these adjustments on the consolidated balance sheet of the Company as of December 31, 2006 as reported in the 2006 Form 10-K was to (i) net increase Other Assets by approximately $249,000; (ii) net increase Accrued Expenses and Other Liabilities by approximately $504,700; (iii) decrease Retained Earnings by approximately $281,000; and (iv) reduce Accumulated Other Comprehensive Income (Loss) by approximately $25,000.  As a result of these adjustments, Total Shareholders’ Equity net decreased by approximately $255,700 and Total Liabilities and Shareholders’ Equity increased by approximately $249,000.  Total liabilities and shareholders’ equity as reported in the 2006 Form 10-K was $392,677,546, and as restated, is approximately $392,926,600.

Correction of the errors in the Previously Issued Financial Statements result principally from the following:

•
Errors made in accounting for current and deferred tax liabilities related to the Company’s trust preferred securities, an adjustment to the liability related to future benefits to plan participants in the Company’s Supplemental Executive Retirement Plan, and the reversal of over-accrual of certain non-interest operating expenses, which resulted in an increase in net tax expense for 2006 of approximately $609,300.

•
Misstatements in accruals of expenses in 2006 for, among other things, professional fees, advertising, and business development expenses, resulting in a reduction in expenses of approximately $145,900 and misstatements related to the Company’s Supplemental Executive Retirement Plan, resulting in a reduction in expenses of approximately $110,300.

These adjustments reflected in the Company’s Consolidated Statement of Income for the year ended December 31, 2006 and Consolidated Balance Sheet as of December 31, 2006 will also have an impact on the Company’s Consolidated Financial Statements for the periods ending on and as of March 31, 2006, June 30, 2006 and September 30, 2006, each of which is being restated.  The following is a general discussion of the effects of the correction of these errors on net income:

The impact of these adjustments on the Company’s net income for the three-months ended March 31, 2006 was a decrease in net income by approximately $187,200.  The net income as reported in the Company’s Form 10-Q for the quarterly period ended March 31, 2006 was $1,254,758 and, as restated, is approximately $1,067,500.

The impact on net income for the three- and six-month periods ended June 30, 2006 was a reduction of net income by approximately $139,500 for the three months ended June 30, 2006 and a decrease of approximately $326,800 for the six months ended June 30, 2006.  The net income as reported for the three- and six-month periods in the Company’s Form 10-Q for the quarterly period ended June 30, 2006 was $1,357,264 and $2,612,022, whereas the restated amounts are approximately $1,217,700 and $2,285,200, respectively.

The impact on net income for the three- and nine-month periods ended September 30, 2006 was a reduction of net income by approximately $139,500 for the three months ended September 30, 2006 and approximately $466,300 for the nine months ended September 30, 2006.  The net income as reported for the three- and nine-month periods in the Company’s Form 10-Q for the quarterly period ended September 30, 2006 was $1,379,116 and $3,991,138, whereas the restated amounts are approximately $1,239,600 and $3,524,800, respectively.

During the first three quarters of 2007, similar errors were made in the Company’s Consolidated Financial Statements for the periods ending on and as of March 31, 2007, June 30, 2007 and September 30, 2007.  The following is a general discussion of the effects of the correction of these errors on net income:

The impact of these adjustments on the Company’s net income for the three-months ended March 31, 2007 was a reduction of net income by approximately $79,600.  The net income as reported in the Company’s Form 10-Q for the quarterly period ended March 31, 2007 was $1,405,500 and, as restated, is approximately $1,325,900.

The impact on net income for the three- and six-month periods ended June 30, 2007 was a reduction of net income by approximately $79,600 for the three-months ended June 30, 2007 and a reduction of approximately $159,200 for the six-months ended June 30, 2007.  The net income as reported for the three- and six-month periods in the Company’s Form 10-Q for the quarterly period ended June 30, 2007 was $1,497,705 and $2,903,205, whereas the restated amounts are approximately $1,418,000 and $2,744,000, respectively.

The impact on net income for the three- and nine-month periods ended September 30, 2007 was a reduction of net income by approximately $79,600 for the three-months ended September 30, 2007 and $238,800 for the nine-months ended September 30, 2007.  The net income as reported for the three- and nine-month periods in the Company’s Form 10-Q for the quarterly period ended September 30, 2007 was $1,515,336 and $4,418,541, whereas the restated amounts are approximately $1,435,700 and $4,179,700, respectively.

As a result of the errors set forth above and other errors that management of the Company has determined to be immaterial, the Previously Issued Financial Statements will be restated in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 Form 10-K”).  Furthermore, misstatements in accounting for current and deferred tax liabilities and the over-accrual of certain non-interest operating expenses for the year ended December 31, 2005 and prior periods are also being corrected by an adjustment of approximately $327,000 to opening Retained Earnings for the year ended December 31, 2006 in the 2007 Form 10-K. The Company expects to file the 2007 Form 10-K with the SEC on or before its required due date.  The restated amounts set forth are approximate and subject to further adjustment. While management of the Company is unaware of any other adjustments to the Previously Issued Financial Statements, prior to the filing of its Form 10-K for the year ended December 31, 2007 management may make additional corrections to the Previously Issued Financial Statements.

The Company does not intend to amend its Forms 10-Q or Forms 10-K for periods ending prior to or on December 31, 2006.

The Chairman of the Audit Committee, the Chairman of the Board, the principal executive officer and the principal financial officer have discussed the matters disclosed in this Current Report on Form 8-K with Grant Thornton, LLP, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: March 14, 2008	By:	/s/ JOSEPH M. REARDON
		Name:	Joseph M. Reardon
		Title:	Senior Vice President and Treasurer